Exhibit 10.1

OMNIBUS AMENDMENT

This Omnibus Amendment dated _______ __, 2009, by and between STEN Corporation, a Minnesota corporation (“STEN”), STEN Credit Corporation, a Utah corporation (“STEN Credit”), STENCOR, Inc., a Minnesota corporation (“STENCOR”), STEN Financial Corporation, a Utah corporation (“STEN Financial”), EasyDrive Cars and Credit Corp., an Arizona corporation (“EasyDrive”), BTAC Properties, Inc., a Minnesota corporation (“BTAC”), Alliance Advance, Inc., an Arizona corporation (“Alliance”), STEN Acquisition Corporation, a Minnesota corporation (“STEN Acquisition”), and Burger Time Acquisition Corporation, a Minnesota corporation (“BT Acquisition”), EasyDrive AZ LLC, a Minnesota limited liability company (“EDAC” and together with STEN, STEN Credit, STENCORP, EasyDrive, BTAC, Alliance, STEN Acquisition, BT Acquisition, each a “Company” and collectively, the “Companies”) and LV ADMINISTRATIVE SERVICES, INC., as administrative and collateral agent (the “Agent”) for VALENS U.S. SPV I, LLC, a Delaware limited liability company (“Valens”) and the lenders from time to time party to the Security Agreement (as defined herein) (the “Lenders” together with the Valens and the Agent, collectively, the “Creditor Parties” and each, a “Creditor Party”), amends (i) that certain Amended and Restated Secured Revolving Note, dated as of August 22, 2008, by the Company in favor of Valens (as amended, modified or supplemented from time to time, the “Revolving Note”) issued pursuant to the terms of the Security Agreement, dated as of November 23, 2007, between the Companies and the Creditor Parties (as amended, modified or supplemented from time to time, the “Security Agreement”), (ii) that certain Secured Term Note, dated as of August 22, 2008, by the Companies in favor of Valens (as amended, modified or supplemented from time to time, the “Term Note” and together with the Revolving Note, collectively, the “Notes”), and (iii) that certain Joinder Agreement dated as of February 24, 2009 by EDAC and each other Company and the Creditor Parties (as amended, modified or supplemented from time to time, the “Joinder Agreement” and, together with the Notes, the Security Agreement and the other Ancillary Agreements referred to in the Security Agreement, the “Documents”).  Capitalized terms used but not defined herein shall have the meanings given them in the Documents.

PREAMBLE

WHEREAS, the Creditor Parties and the Companies desire to amend Notes.

 NOW, THEREFORE, in consideration of the covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

The Creditor Parties and the Companies agree that Exhibit A attached to the Notes is hereby deleted and replaced with Exhibit A that is attached hereto and incorporated herein.

2.

The Creditor Parties and the Companies agree that the additional signature page to the Revolving Note containing the signature of EasyDrive AZ LLC attached hereto as Exhibit B shall be attached to the Revolving Note and made a part thereof in accordance with the Joinder Agreement.

3.

The Creditor Parties and the Companies agree that the additional signature page to the Term Note containing the signature of EasyDrive AZ LLC attached hereto as Exhibit C shall be attached to the Term Note and made a part thereof in accordance with the Joinder Agreement.

4.

The amendments set forth above shall be effective as of the date first above written (the “Amendment Effective Date”) once each Company, the Agent and Valens shall have duly executed and the Companies shall have delivered to Agent its respective counterpart to this Amendment.

5.

Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Documents, and all of the other forms, terms and provisions of the Documents remain in full force and effect.

6.

Each Company hereby represents and warrants to each Creditor Party that (i) no Event of Default exists on the date hereof, (ii) on the date hereof, all representations, warranties and covenants made by the Company in connection with the Documents are true, correct and complete and (iii) on the date hereof, all of the Company’s covenant requirements have been met.

7.

From and after the Amendment Effective Date, all references in the Documents shall be deemed to be references to the Documents, as the case may be, as modified hereby.

8.

This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

 [signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or has caused this Amendment to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.

PURCHASER:	COMPANY:

VALENS U.S. SPV I, LLC By: Valens Capital Management, LLC its investment manager	STEN CORPORTION
By: ______________________________ Name: Patrick Regan Title: Authorized Signatory	By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer

AGENT:
LV ADMINISTRATIVE SERVICES, INC. By: ______________________________ Name: Patrick Regan Title: Authorized Signatory	STEN CREDIT CORPORTION By: ______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
STENCOR INC. By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
EASY DRIVE CARS AND CREDIT CORPORATION By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
BTAC PROPERTIES, INC. By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
STEN FINANCIAL CORPORATION By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
ALLIANCE ADVANCE, INC. By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
STEN ACQUISITION CORPORATION By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
BURGER TIME ACQUISITION CORPORATION By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
EASYDRIVE AZ LLC By: _______________________________ Name: Kenneth W. Brimmer Title:

EXHIBIT A

OTHER COMPANIES

Stencor, Inc.

STEN Financial Corporation

BTAC Properties, Inc.

STEN Credit Corporation

EasyDrive Cars and Credit Corporation

Alliance Advance, Inc.

STEN Acquisition Corporation

Burger Time Acquisition Corporation

EasyDrive AZ LLC

EXHIBIT B

Additional Signature Page to Revolving Note.

Attached hereto.

EXHIBIT C

Additional Signature Page to Term Note.

Attached hereto.